SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

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[ ]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

MCORPCX, INC.
(Name of Registrant as Specified In Its Charter)

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

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MCORPCX, INC.
201 Spear Street, Suite 1100
San Francisco, California  94105
(415) 526-2651

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that on September 18, 2015, certain common stockholders, owning approximately 54.49% of the voting power of the common stock, have approved by written consent in lieu of a stockholders' meeting, the proposal to amend our bylaws and increase the number of authorized directors from three (3) to five (5).  On September 18, 2015, our board of directors unanimously approved the above proposal.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER CALIFORNIA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you.  The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about October 14, 2015 and we anticipate the effective date of the proposed actions to be November 2, 2015, the record date, or as soon thereafter as practicable in accordance with applicable law, including the California Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

October 13, 2015	Very truly yours,

MICHAEL HINSHAW
Michael Hinshaw
President

MCORPCX, INC.
201 Spear Street, Suite 1100
San Francisco, California  94105
(415) 526-2651

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of our common stock of MCORPCX, INC., a California corporation, which we refer to herein as "MCORP," "company," "we," "our" or "us."  The mailing date of this Information Statement is on or about October 14, 2015.  The Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On October 14, 2015, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 16,766,158 shares of common stock issued and outstanding.

The common stock constitute the sole outstanding class of MCORP voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On September 18, 2015, certain stockholders who beneficially owned 9,262,302 shares of common stock or approximately 55.24% of the voting power of the common stock consented in writing to amend our bylaws and increase the authorized number of directors from three (3) to five (5).

Also on September 18, 2015, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken.  In addition, pursuant to the laws of California, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters' rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable.  We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken.  All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q:  Why did I receive this Information Statement?

A:  Stockholders owning a majority of the voting power of our outstanding shares of common stock took action by written consent in lieu of a stockholders' meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q:  What actions did the stockholders take?

A:  The stockholders executed a written consent on September 18, 2015 approving the proposal that we increase our authorized members of the Board of Directors from 3 members to 5 members.  Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q:  What action do I need to take as a stockholder?

A:  You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q:  Am I entitled to appraisal rights?

A:  No. You are not entitled to appraisal rights in accordance with California law in connection with the actions taken by written consent.

Q:  Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the increase in the number of directors?

A:  You will not recognize any gain or loss for U.S. federal income tax purposes as a result of the increase in the authorized members of the board of directors.

Q:  Where can I find more information about the company?

A:  As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q:  Who can help answer my questions?

A:  If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at 201 Spear Street, Suite 1100, San Francisco, California 94105.

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

McorpCX, Inc.

We were incorporated in the State of California on December 14, 2001.  We are a customer experience (CX) management solutions company providing Touchpoint Mapping®, an on-demand ("cloud based") suite of customer experience software, as well as professional and related services designed to help organizations improve customer experiences, increase customer loyalty, reduce costs and increase revenue.

MCORP is a reporting company under the Exchange Act, and our public filings can be accessed at www.sec.gov.  MCORP's common stock is listed for quotation on the OTC-QB under the trading symbol "MCCX".

Increase in Authorized Members of the Board of Directors

Our board of directors has determined that it is in our best interest to increase the authorized number of directors from three (3) to five (5) members.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDER

As of September 18, 2015, we had 16,766,158 shares of common stock issued and outstanding.  We are authorized to issue up to 30,000,000 shares of common stock.  We have no authorized shares of preferred stock.  Because the action was approved by the written consent of stockholders holding not less than the minimum number of votes that would be necessary to authorize or take that action, no proxies are being solicited with this Information Statement.

California corporate law provides in substance that stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

The consenting stockholders are the beneficial owners of 9,262,302 shares of common stock or approximately 55.24% of the outstanding shares of common stock.  The consenting stockholder voted in favor of the proposed action described herein pursuant to a written consent dated September 18, 2015.  No consideration was paid for the consent.  The consenting stockholders are set forth below.

Other than the foregoing 16,766,158 outstanding shares of common stock, we have no other securities which vote in connection with matters submitted to shareholders.  Further, we have no preferred shares authorized for issuance.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the total number of shares owned beneficially by our officers, directors, and owners of 5% or more of our common stock at September 18, 2015.  The stockholder listed below have direct ownership of his shares and possess voting and dispositive power with respect to the shares.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number	%
Michael Hinshaw	5,950,000[1]	35.49%
201 Spear Street, Suite 1100
San Francisco, CA 94105

Lynn Davison	0[2]	0.00%
201 Spear Street, Suite 1100
San Francisco, CA 94105

Ashley Garnot	850,000[3]	5.07%
201 Spear Street, Suite 1100
San Francisco, CA 94105

Stephen Shay	0[5]	0.00%
201 Spear Street, Suite 1100
San Francisco, CA 94105

All officers and directors as a group	6,800,000	40.56%
(3 individuals)

International Resource Management Corp.	1,962,302	11.70%
2901-1050 Burrard Street
Vancouver, British Columbia V6Z 2S3

PCL Holdings	1,350,000[4]	8.05%
350-6165 Highway 17
Delta, British Columbia V4K 5B8

[1]	Comprised of 5,450,000 shares of common stock owned by Mr. Hinshaw and 500,000 shares of common stock held in the name of luckfound.org, of which Mr. Hinshaw is a director and has dispositive control.

[2]	Does not include 700,000 shares of common stock issuable upon the exercisable of options.

[3]	Comprised of 500,000 shares of common stock held in the name of ALG Investments Ltd., which is owned and controlled by Ms. Garnot; 250,000 shares owned by Ms. Garnot and her husband, Wade Garnot; and, 100,000 shares held in Ms. Garnot's maiden name, Ashley Guidi.

[4]	Comprised of 300,000 shares of common stock owned by Mr. Peter Loretto and 1,050,000 shares of common stock held in the name of PCL Holdings of which Mr. Loretto is a 100% owner and has dispositive control.

[5]	Does not include 600,000 shares of common stock issuable upon the exercise of options.

INCREASE IN OUR AUTHORIZED NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS

On September 18, 2015, our board of directors and principal stockholders holding a majority of our outstanding shares of common stock voted to amend our bylaws to increase the authorized number of members of our board of directors from three (3) to (5).

All shares of our common stock have equal rights and privileges with respect to voting, liquidation and dividend rights.  Each share entitles the holder thereof to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation.  Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities.  The common stock is not subject to redemption and carries no subscription or conversion rights.

Amendment to Our Bylaws

Our bylaws provide that in order to increase the authorized members of our board of directors, we must obtain the vote or written consent of a majority of the outstanding shares entitled to vote thereon.  We have 16,766,158 shares of common stock outstanding.  Each common share has one vote on matters submitted to our shareholders.  Accordingly, to amend our bylaws to increase the number of authorized board members from 3 to 5, holders of 8,383,079 shares must approve of the same.   On September 18, 2015, we obtained the approval of shareholders owning 9,262,302 shares of common stock.  No amendments need to be filed with the State of California to effectuate the increase in the number of our board members.

Reason for the Amendment

We intend to file an application to list our shares of common stock for trading on the Toronto Stock Exchange.  One of the Toronto Stock Exchange's listing requirements is that we have two (2) independent directors.  As set forth above in order to add the two independent directors we have to amend our bylaws to provide that our number of directors will be 5 rather than the current 3.  Once we have increased the number of our board members from 3 to 5, the remaining three (3) board members can fill the vacancy created by the new board seats.  While we have decided to create the new board seats, we have not decided the persons who will fill the newly created board seats.

Stock Transfer Agent

Our stock transfer agent is Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021.

No Appraisal Rights

Under California Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed increase in the number of members of the board of directors.

United States Federal Income Tax Consequences of the Increase in Authorized Shares of Common Stock

There are no federal income tax consequences as a result of the increase in our number of members of the board of directors.

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC's customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about MCORP that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the increase in our authorized shares of common stock will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about November 2, 2015.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on October 14, 2015, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about October 14, 2015 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

October 13, 2015	MICHAEL HINSHAW
Michael Hinshaw
President